INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES    Two World Trade Center,
                                                        New York, New York 10048

LETTER TO THE SHAREHOLDERS April 30, 1997

DEAR SHAREHOLDER:

We are pleased to present the semi-annual report on the operations of InterCapital California Quality Municipal Securities (IQC) for the period ended April 30, 1997.

Economic growth moderated during the third quarter of 1996, causing fixed-income yields to move lower through November. However, an acceleration of economic activity led by consumer spending developed in the fourth quarter of 1996 and continued into the first quarter of 1997. This contributed to rising interest rates between December and April. On March 25, 1997, the Federal Reserve Board raised the federal-funds rate 25 basis points to 5.50 percent in a preemptive move against a possible acceleration in the rate of inflation. Subsequently, the fixed-income markets began to anticipate the possibility of additional rate hikes by the Fed.

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields, but were less volatile. Long-term insured revenue bond yields moved as low as 5.45 percent in November 1996, before rising to 5.75 percent in April 1997. Similarly, yields on one-year municipal notes moved from 3.70 to 3.95 percent over the past six months. The yield curve pick-up for extending maturities from 1 to 30 years increased to 180 basis points.


                            BOND YIELDS  1994-1997



                                                 Insured Municipal
              30-Year Insured                     Revenue Yields
                 Municipal      30-Year U.S.    as a Percentage of
               Revenue Yields  Treasury Yields  U.S. Treasury Yields
                   5.45            6.35               0.8586
Jan '94            5.29            6.24               0.8481
                   5.64            6.66               0.8468
                   6.19            7.09               0.8728
                   6.24            7.31               0.854
                   6.23            7.43               0.8387
                   6.31            7.61               0.8293
                   6.15            7.4                0.8314
                   6.17            7.45               0.828
                   6.42            7.82               0.8212
                   6.66            7.97               0.8356
                   6.99            8                  0.8738
                   6.65            7.88               0.8438
Jan '95            6.42            7.7                0.834
                   6.12            7.44               0.8222
                   6.07            7.43               0.8167
                   6.05            7.34               0.8245
                   5.84            6.65               0.8784
                   6               6.62               0.9066
                   5.99            6.85               0.875
                   5.98            6.65               0.8997
                   5.97            6.5                0.9184
                   5.79            6.33               0.915
                   5.61            6.13               0.9151
                   5.49            5.95               0.923
Jan '96            5.42            6.03               0.8989
                   5.55            6.47               0.8577
                   5.89            6.67               0.8835
                   5.94            6.91               0.8601
                   5.99            6.99               0.8571
                   5.86            6.87               0.8529
                   5.77            6.97               0.8278
                   5.82            7.12               0.8176
                   5.71            6.92               0.8248
                   5.6             6.64               0.8431
                   5.45            6.35               0.8583
                   5.56            6.64               0.8372
Jan '97            5.63            6.79               0.8293
                   5.53            6.8                0.8129
                   5.83            7.1                0.8216
                   5.74            6.96               0.8251

Source:  Bloomberg L.P.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields declined from 86 percent at the end of October 1996 to 82 percent in April 1997. A declining ratio means that municipals have outperformed Treasuries, but have become relatively more expensive. The ratio has ranged from 81 to 92 percent over the past three years.

New-issue municipal volume was down 6 percent during the first four months of 1997. However, underwriting volume for the full year is expected to exceed bond maturities and redemptions. California new-issue underwriting represented 11 percent of national volume.

PERFORMANCE

Over the six-month period ended April 30, 1997, the Trust's net asset value
(NAV) declined from $13.08 to $12.87. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.35 per share, the Trust's total NAV return was
1.43 percent. IQC's market price on the New York Stock Exchange moved from $11.25 to $11.375 per share. Based on this change in market price plus reinvestment of tax-free dividends, IQC's total market return was 4.23 percent. On April 30, 1997, the Trust was trading at a 12 percent discount to NAV. Undistributed net investment income available for dividends increased from $0.077 to $0.10 per share.

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the period. Investments were diversified among 11 long-term sectors and 38 credits. IQC's average maturity and call protection were 22 years and 7 years, respectively. The portfolio has consistently sought to maintain quality, with 70 percent of its long-term holdings rated double "A" or better.


FIVE LARGEST SECTORS AS OF APRIL 30, 1997
[% OF NET ASSETS]


WATER & SEWER                           29%
EDUCATION                               15%
PUBLIC FACILITIES                       10%
TAX ALLOCATION                           9%
ELECTRIC                                 8%
ALL OTHERS                              29%


Portfolio structure is subject to change.


CREDIT RATING AS OF APRIL 30, 1997
[% OF TOTAL LONG-TERM PORTFOLIO]

AAA or Aaa                              42%
AA or Aa                                31%
A or A                                  24%
BBB OR Baa                               3%

As measured by Standard & Poor's Corp. or Moody's Investors Service, Inc.

Portfolio structure is subject to change.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

THE IMPACT OF LEVERAGING

As we have discussed previously, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the amount of ARPS outstanding, and second, the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

ARPS yields ranged between 2 1/2 and 5 1/8 percent during the six months ended April 30, 1997. Over the same period, ARPS leverage contributed $0.03 per share to common share earnings. Three ARPS series totaled $55 million and represented 28 percent of net assets.

LOOKING AHEAD

With the collapse of flat-tax proposals, municipal bonds have improved relative to U.S. Treasury securities. Although tax-free yields are currently somewhat "rich" in their historical relationship with Treasury yields, the long-term benefit of tax-exemption remains intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended April 30, 1997, IQC purchased and retired 187,900 shares of beneficial interest at a weighted average market discount of 15.73 percent. Acquiring these treasury shares had the antidilutive effect of adding $0.03 per share to net asset value. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

We appreciate your ongoing support of InterCapital California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.9%)
              General Obligation (2.0%)
$  4,000      California, Various Purpose Dtd 04/01/93................................     5.90%     04/01/23     $  4,012,320
--------                                                                                                          ------------

              Educational Facilities Revenue (14.9%)
              California Educational Facilities Authority,
   6,000      Carnegie Institute of Washington 1993 Ser A.............................     5.60      10/01/23        5,752,500
   1,500      Culinary Institute of America Ser 1993 (Connie Lee).....................     5.30      10/01/23        1,350,660
   2,500      Pepperdine University 1993 Ser A (MBIA).................................     5.50      06/01/19        2,383,225
   4,465      St Mary's College of California Refg Ser 1993...........................     5.00      10/01/12        4,146,958
   8,000      California Public Works Board, University of California Ser 1993 B......     5.50      06/01/14        7,674,640
              University of California,
   5,750      UCLA Central Chiller/Cogeneration, Refg Ser 1993 COPs...................     5.50      11/01/14        5,519,195
   3,000      UCLA Central Chiller/Cogeneration, Refg Ser 1993 COPs...................     5.60      11/01/20        2,853,450
--------                                                                                                          ------------
  31,215                                                                                                            29,680,628
--------                                                                                                          ------------

              Electric Revenue (8.2%)
   5,000      Los Angeles Department of Water & Power, Issue of 1993 (Secondary
               AMBAC).................................................................     5.375     09/01/23        4,663,500
   8,000      Northern California Transmission Agency, California - Oregon
               Transmission Refg Ser 1993 A (MBIA)....................................     5.25      05/01/20        7,368,880
   5,000      Southern California Public Power Authority, Mead - Phoenix 1994 Ser A
               (AMBAC)................................................................     4.875     07/01/20        4,334,100
--------                                                                                                          ------------
  18,000                                                                                                            16,366,480
--------                                                                                                          ------------

              Hospital Revenue (6.4%)
   4,000      Anaheim, Anaheim Memorial Hospital Association COPs (AMBAC).............     5.00      05/15/13        3,727,960
   5,000      California Health Facilities Financing Authority, Kaiser Permanente Ser
               1985...................................................................     5.55      08/15/25        4,701,400
              California Statewide Communities Development Authority,
   2,000      Children's Hospital of Los Angeles Ser 1993 COPs (MBIA).................     6.00      06/01/13        2,092,640
   2,500      Motion Picture & Television Fund COPs (AMBAC)...........................     5.375     01/01/20        2,328,000
--------                                                                                                          ------------
  13,500                                                                                                            12,850,000
--------                                                                                                          ------------

              Industrial Development/Pollution Control Revenue (3.9%)
   8,000      California Pollution Control Financing Authority, Pacific Gas & Electric
               Co
--------      1993 Ser B (AMT)........................................................     5.85      12/01/23        7,786,160
                                                                                                                  ------------

              Mortgage Revenue - Single Family (4.1%)
   8,305      California Housing Finance Agency, Home 1993 Ser B......................     5.65      08/01/14        8,125,197
--------                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Public Facilities Revenue (10.1%)
$  7,000      California Public Works Board, Corrections 1993 Ser D...................     5.375%    06/01/12     $  6,737,220
   6,400      Los Angeles Convention & Exhibition Center Authority, 1993 Refg Ser A
               (MBIA).................................................................     5.125     08/15/13        6,045,312
   5,000      Los Angeles County Public Works Financing Authority, Proj #IV (MBIA)....     5.25      12/01/16        4,663,700
   3,000      Redding Joint Powers Financing Authority, 1993 Ser A....................     5.50      01/01/13        2,839,980
--------                                                                                                          ------------
  21,400                                                                                                            20,286,212
--------                                                                                                          ------------

              Tax Allocation (9.2%)
   6,870      Garden Grove Community Development Agency, Refg Issue of 1993...........     5.875     10/01/23        6,624,397
   7,000      Rosemead Redevelopment Agency, Proj #1 Ser 1993 A.......................     5.60      10/01/33        6,367,550
   6,000      San Jose Redevelopment Agency, Merged Area Ser 1993 (MBIA)..............     5.00      08/01/20        5,341,800
--------                                                                                                          ------------
  19,870                                                                                                            18,333,747
--------                                                                                                          ------------

              Transportation Facilities Revenue (7.6%)
   5,000      Long Beach, Harbor Ser 1993 (AMT).......................................     5.00      05/15/10        4,689,600
   7,000      Los Angeles County Metropolitan Transportation Authority, Sales Tax Refg
               Ser 1993-A (MBIA)......................................................     5.625     07/01/18        6,793,010
   2,000      Los Angeles Harbor Department, Issue of 1996 Ser B (AMT)................     5.375     11/01/19        1,872,480
   2,000      San Diego County Regional Transportation Commission, Sales Tax
               1994 Ser A (FGIC)......................................................     4.75      04/01/08        1,909,600
--------                                                                                                          ------------
  16,000                                                                                                            15,264,690
--------                                                                                                          ------------

              Water & Sewer Revenue (29.3%)
   8,000      California Department of Water Resources, Central Valley Ser L..........     5.50      12/01/23        7,613,920
   7,000      Eastern Municipal Water District, Ser 1993 A COPs (FGIC)................     5.25      07/01/23        6,370,630
   7,000      Los Angeles, Wastewater Refg Ser 1993-D (FGIC)..........................     5.20      11/01/21        6,386,170
   8,000      Los Angeles County Sanitation Districts Financing Authority, 1993 Ser
               A......................................................................     5.25      10/01/19        7,413,760
   3,000      Marin County Municipal Water District, Ser 1993.........................     5.65      07/01/23        2,908,140
              Metropolitan Water District of Southern California,
   5,000      Issue of 1992...........................................................     5.50      07/01/13        4,939,000
   3,330      Waterworks Ser C........................................................     5.25      07/01/15        3,179,651
   7,000      Moulton-Niguel Water District, 1993 COPs (AMBAC)........................     5.30      09/01/23        6,415,290
   2,500      Rancho Water District Financing Authority, Refg Ser 1994 (AMBAC)........     5.00      08/15/14        2,308,950
   4,000      Sacramento County Sanitation Districts Financing Authority, Ser 1993....     5.00      12/01/16        3,619,440
   8,000      San Diego Public Facilities Authority, Ser 1993 A.......................     5.25      05/15/20        7,302,320
--------                                                                                                          ------------
  62,830                                                                                                            58,457,271
--------                                                                                                          ------------

              Other Revenue (2.2%)
   5,000      California Statewide Communities Development Authority, The J Paul Getty
               Trust COPs.............................................................     5.00      10/01/23        4,450,050
--------                                                                                                          ------------
 208,120      TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $204,512,225).....................      195,612,755
--------                                                                                                          ------------
              CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (0.2%)
     400      Newport Beach, Hoag Memorial Hospital Ser B (Demand 05/01/97)
--------       (Identified Cost $400,000).............................................     3.95*     10/01/26          400,000
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------

$208,520      TOTAL INVESTMENTS (Identified Cost $204,912,225) (a)..................................    98.1%
========                                                                                                          $196,012,755

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    1.9        3,787,464
                                                                                                         ----     ------------

              NET ASSETS.............................................................................  100.0%     $199,800,219
                                                                                                         ====     ============

---------------------

    AMT       Alternative Minimum Tax.
    COPs      Certificates of Participation.
     *        Current coupon of variable rate demand obligation.
    (a)       The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $26,328 and the aggregate gross unrealized depreciation is $8,925,798, resulting in net unrealized depreciation of $8,899,470.

Bond Insurance:
   AMBAC      AMBAC Indemnity Corporation.
 Connie Lee   Connie Lee Insurance Company.
    FGIC      Financial Guaranty Insurance Company.
    MBIA      Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $204,912,225).......................................    $196,012,755
Cash..................................................................         553,936
Interest receivable...................................................       3,394,122
Deferred organizational expenses......................................          11,020
Prepaid expenses and other assets.....................................          30,232
                                                                          ------------

    TOTAL ASSETS......................................................     200,002,065
                                                                          ------------

LIABILITIES:
Payable for:
    Investment management fee.........................................          64,437
    Common shares of beneficial interest repurchased..................          34,215
    Dividends to preferred shareholders...............................           9,322
Accrued expenses and other payables...................................          93,872
                                                                          ------------

    TOTAL LIABILITIES.................................................         201,846
                                                                          ------------

NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 1,100 shares outstanding).......      55,000,000
                                                                          ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 11,247,913 shares outstanding).......................     160,627,611
Net unrealized depreciation...........................................      (8,899,470)
Accumulated undistributed net investment income.......................       1,125,290
Accumulated net realized loss.........................................      (8,053,212)
                                                                          ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS......................     144,800,219
                                                                          ------------

    TOTAL NET ASSETS..................................................    $199,800,219
                                                                          ============

NET ASSET VALUE PER COMMON SHARE
 ($144,800,219 divided by 11,247,913 common shares outstanding).......          $12.87
                                                                                ======

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the six months ended April 30, 1997 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $ 5,653,195
                                                                           ------------

EXPENSES
Investment management fee..............................................        352,206
Auction commission fees................................................         68,266
Professional fees......................................................         58,993
Transfer agent fees and expenses.......................................         21,257
Shareholder reports and notices........................................         14,431
Auction agent fees.....................................................         13,794
Registration fees......................................................         12,243
Trustees' fees and expenses............................................          8,754
Custodian fees.........................................................          5,382
Organizational expenses................................................          3,865
Other..................................................................         10,027
                                                                           ------------

    TOTAL EXPENSES.....................................................        569,218

    LESS: EXPENSE OFFSET...............................................         (5,334)
                                                                           ------------

    NET EXPENSES.......................................................        563,884
                                                                           ------------

    NET INVESTMENT INCOME..............................................      5,089,311
                                                                           ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss......................................................     (1,192,994)
Net change in unrealized depreciation..................................     (1,647,948)
                                                                           ------------

    NET LOSS...........................................................     (2,840,942)
                                                                           ------------

NET INCREASE...........................................................    $ 2,248,369
                                                                           ============

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE SIX
                                                         MONTHS ENDED       FOR THE YEAR
                                                          APRIL 30,            ENDED
                                                             1997         OCTOBER 31, 1996
------------------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $ 5,089,311        $ 10,448,231
Net realized loss....................................     (1,192,994)           (112,902)
Net change in unrealized depreciation................     (1,647,948)          3,042,883
                                                         ------------       ------------

    NET INCREASE.....................................      2,248,369          13,378,212
                                                         ------------       ------------

DIVIDENDS FROM NET INVESTMENT INCOME:
Preferred............................................       (931,713)         (1,875,384)
Common...............................................     (3,917,988)         (8,064,705)
                                                         ------------       ------------

    TOTAL............................................     (4,849,701)         (9,940,089)
                                                         ------------       ------------
Decrease from transactions in common shares of
 beneficial interest.................................     (2,129,612)         (5,520,981)
                                                         ------------       ------------

    NET DECREASE.....................................     (4,730,944)         (2,082,858)

NET ASSETS:
Beginning of period..................................    204,531,163         206,614,021
                                                         ------------       ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,125,290 and $885,680, respectively)...........    $199,800,219       $204,531,163
                                                         ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $39,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997 aggregated $9,863,967 and $11,282,355, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1997, the Trust had transfer agent fees and expenses payable of approximately $10,500.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,226. At April 30, 1997, the Trust had an accrued pension liability of $24,068 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                                                                                 RANGE OF
                          AMOUNT                                  RESET          DIVIDEND
SERIES     SHARES*     IN THOUSANDS*                RATE*          DATE          RATES**
------     -------     -------------             ------------    --------     --------------
   1         260          $13,000                   4.10%        05/06/97     2.50% - 4.10%
   2         240           12,000                    3.98        05/08/97     2.80  - 4.375
   3         600           30,000                    4.10        05/06/97     2.895 - 5.125

---------------------
 * As of April 30, 1997.
** For the six months ended April 30, 1997.

Subsequent to April 30, 1997 and up through June 6, 1997, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 3.25% to 4.10% in the aggregate amount of $197,678.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                      SHARES       PAR VALUE      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, October 31, 1995.......................................................    11,940,213     $119,402      $168,158,802
Treasury shares purchased and retired (weighted average discount 14.12%)*.......      (504,400)      (5,044)       (5,515,937)
                                                                                    ----------     --------      ------------
Balance, October 31, 1996.......................................................    11,435,813      114,358       162,642,865
Treasury shares purchased and retired (weighted average discount 15.73%)*.......      (187,900)      (1,879)       (2,127,733)
                                                                                    ----------     --------      ------------
Balance, April 30, 1997.........................................................    11,247,913     $112,479      $160,515,132
                                                                                    ==========     ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Trust had a net capital loss carryover of approximately $6,860,000 to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:

    AMOUNT IN THOUSANDS
---------------------------
 2002       2003      2004
-------    -------    -----
$5,735      $1,012    $113
=======    =======    =====

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

  DECLARATION       AMOUNT          RECORD           PAYABLE
     DATE          PER SHARE         DATE              DATE
---------------    ---------     -------------    --------------
April 29, 1997      $0.0575       May 9, 1997      May 23, 1997
 May 27, 1997       $0.0575      June 6, 1997     June 20, 1997

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                  FOR THE SIX                      FOR THE YEAR ENDED
                                                                  MONTHS ENDED                        OCTOBER 31**
                                                                   APRIL 30,         ----------------------------------------------
                                                                     1997**              1996             1995            1994++
    -------------------------------------------------------------------------------------------------------------------------------
                                                                (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value beginning of period...........................    $  13.08           $    12.70       $    10.62       $    13.96
                                                                  --------             --------         --------         --------
Net investment income.........................................        0.45                 0.89             0.88             0.95
Net realized and unrealized gain (loss).......................       (0.26)                0.26             2.07            (3.25)
                                                                  --------             --------         --------         --------
Total from investment operations..............................        0.19                 1.15             2.95            (2.30)
                                                                  --------             --------         --------         --------
Less dividends from:
   Net investment income......................................       (0.35)               (0.69)           (0.74)           (0.74)
   Common share equivalent of dividends paid to preferred
    shareholders..............................................       (0.08)               (0.16)           (0.17)           (0.18)
                                                                  --------             --------         --------         --------
Total dividends...............................................       (0.43)               (0.85)           (0.91)           (0.92)
                                                                  --------             --------         --------         --------
Anti-dilutive effect of acquiring treasury shares.............        0.03                 0.08             0.04             0.01
                                                                  --------             --------         --------         --------
Offering costs charged against capital........................          --                   --               --            (0.13)
                                                                  --------             --------         --------         --------
Net asset value, end of period................................    $  12.87           $    13.08       $    12.70       $    10.62
                                                                  ========             ========         ========         ========
Market value, end of period...................................    $ 11.375           $    11.25       $   10.875       $     9.75
                                                                  ========             ========         ========         ========
TOTAL INVESTMENT RETURN+......................................        4.23%(1)            10.13%           19.73%          (30.89)%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses................................................        0.80%(2)(3)          0.78%(3)         0.84%(3)         0.93%
Net investment income before preferred stock dividends........        7.14%(2)             7.02%            7.57%            7.63%
Preferred stock dividends.....................................        1.31%(2)             1.26%            1.48%            1.43%
Net investment income available to common shareholders........        5.83%(2)             5.76%            6.09%            6.20%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.......................    $199,800             $204,531         $206,614         $203,662
Asset coverage on preferred shares at end of period...........         363%                 372%             376%             281%
Portfolio turnover rate.......................................           5%(1)               --                1%              20%

                                                                  FOR THE PERIOD
                                                                SEPTEMBER 29, 1993*
                                                                      THROUGH
                                                                OCTOBER 31, 1993**
    -------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value beginning of period...........................       $   14.06
                                                                      --------
Net investment income.........................................            0.03
Net realized and unrealized gain (loss).......................           (0.10)
                                                                      --------
Total from investment operations..............................           (0.07)
                                                                      --------
Less dividends from:
   Net investment income......................................              --
   Common share equivalent of dividends paid to preferred
    shareholders..............................................              --
                                                                      --------
Total dividends...............................................              --
                                                                      --------
Anti-dilutive effect of acquiring treasury shares.............              --
                                                                      --------
Offering costs charged against capital........................           (0.03)
                                                                      --------
Net asset value, end of period................................       $   13.96
                                                                      ========
Market value, end of period...................................       $   15.00
                                                                      ========
TOTAL INVESTMENT RETURN+......................................              --
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses................................................            0.52%(2)
Net investment income before preferred stock dividends........            2.32%(2)
Preferred stock dividends.....................................             N/A
Net investment income available to common shareholders........            2.32%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.......................        $176,317
Asset coverage on preferred shares at end of period...........             N/A
Portfolio turnover rate.......................................              --

---------------------
 *   Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++  Restated for comparative purposes.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder



OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
                                                                INTERCAPITAL
Barry Fink                                                      CALIFORNIA
Vice President, Secretary and General Counsel                   QUALITY
                                                                MUNICIPAL
James F. Willison                                               SECURITIES
Vice President

Thomas F. Caloia
Treasurer



TRANSFER AGENT
-------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311



INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
-------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048











The financial statements included herein have been
taken from the records of the Trust without                Semiannual Report
examination by the independent accountants and             April 30, 1997
accordingly they do not express an opinion thereon.